                                         AMENDMENT TO TRANSITION PROPERTY SERVICING AGREEMENT

         This AMENDMENT is made as of June 20, 2002, to the TRANSITION PROPERTY SERVICING AGREEMENT dated as of December 11, 1997
(the "Servicing Agreement"), between SCE FUNDING LLC, a Delaware limited liability company (the "Note Issuer), and SOUTHERN
CALIFORNIA EDISON COMPANY, a California corporation, as Servicer (the "Servicer").

                                                                    RECITALS

          A.      The Note Issuer and the Servicer previously entered into the Servicing Agreement.

          B.      Section 8.01(a) of the Servicing Agreement provides that the Servicing Agreement may be amended in writing by the
Servicer and the Note Issuer with five Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Note Trustee, but without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in the Servicing Agreement, or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Servicing Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an Officer's Certificate delivered to the Note
Issuer and the Note Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          C.      The Note Issuer and the Servicer have determined that it is in their mutual best interests and the best interests of the Noteholders and Certificateholders to enter into this Amendment to supplement and add provisions to the Servicing Agreement providing for routine quarterly True-Up Adjustments under certain circumstances.

          D.      The Note Issuer and the Servicer have received an Officer's Certificate evidencing that this Amendment will not adversely affect in any material respect the interests of any Noteholder or Certificateholder; written notice has been given to the
Rating Agencies; and the written consent of the Note Trustee has been obtained.

          E.      All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Servicer and the Note Issuer have been duly authorized by the Servicer and the Note Issuer.

                                                               AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and the Servicing
Agreement, the Note Issuer and the Servicer agree as follows:

         Section 1.  Definitions.  Except as otherwise expressly provided in this Amendment or unless the context otherwise
                     ------------
requires, all capitalized terms used in this Amendment which are defined in the Servicing Agreement shall have the meanings assigned to them in the Servicing Agreement (including meanings assigned by reference to the related Indenture).

          Section 2.  Amendment of Section 4.01(b)(ii).  Section 4.01(b)(ii) of the Servicing Agreement is amended by designating
                      --------------------------------
the existing first paragraph as (1), and adding a new paragraph (2), so that Section 4.01(b)(ii) reads in its entirety as follows:

                                      -2-

          (ii)  Routine Quarterly True-Up Adjustments.
                -------------------------------------

                  (1)  If the Issuance Advice Letter with respect to a Series of Notes provides that the Servicer will file Routine
          Quarterly True-Up Mechanism Advice Letters, then the Servicer shall make such filings in accordance with the procedures set forth in Annex II hereto.  On each Series Issuance Date, the Servicer and the Note Issuer shall amend Annex II to specify in detail the Servicer's obligations to perform routine quarterly True-Up Adjustments, if any, with respect to the new Series of Notes issued on such Series Issuance Date.

                  (2)  With respect to the Notes of Series 1997-1, issued on December 11, 1997, the Servicer shall file Routine
          Quarterly True-Up Mechanism Advice Letters upon the conditions and in accordance with the procedures set forth in
          Annex II.

         Section 3.  Amendment of Annex II.  Annex II to the Servicing Agreement is amended by deleting the existing text and
                     ---------------------
         replacing it in its entirety with the following:

          Section 1.  Routine Quarterly True-Up Adjustments.
                      -------------------------------------

                  (i)  During the first fourteen days of the last month of each of the first three Quarters of each calendar year, the Servicer shall determine whether:  (A) the balance in the Collection Account (excluding the General Subaccount) is less than the Required Capital Level as of the next Payment Date, and (B) the actual aggregate energy usage volume by Customers during the immediately preceding three calendar months is at least three percent lower than the aggregate energy usage volume by Customers that the Servicer assumed for purposes of Section 4.01(b) of the Agreement.  If the Servicer determines that the conditions specified in clauses (A) and (B) then exist, the Servicer shall file a Routine Quarterly True-Up
         Mechanism Advice Letter with the CPUC at least fifteen days before the end of the applicable Quarter.

                  (ii)  If the Servicer is required to file a Routine Quarterly True-Up Mechanism Advice Letter pursuant to paragraph (i) above, the Servicer shall: (A) estimate collections through the end of the Quarter in which the filing is to be made; (B)  update the assumptions underlying the FTA Charges, including energy usage volume, the rate of delinquencies and write-offs, and estimated expenses and fees of the Note Issuer, the Trust and the Infrastructure Bank to the extent not fixed; (C)  determine the revised FTA Charges that, together with the funds on deposit in the Reserve Subaccount, would restore: (1) the Principal Balance to the Projected Principal Balance, (2) the balance in the Overcollateralization
         Subaccount to the Required Overcollateralization Level, and (3) the balance in the Capital Subaccount to the Required
         Capital Level, in each case within twelve months after such revised FTA Charges go into effect (and with respect to any
         True-Up Adjustments occurring after the last Scheduled Maturity Date for any Class of a Series, determine the revised FTA
         Charges that would be sufficient to retire the unpaid Principal Balance within the earlier of (x) a date which is not more than twelve months after the Scheduled Maturity Date (or, in the case of the last Class of a Series, a date which is not more than three months after the Scheduled Maturity Date) and (y) the last Final Maturity Date for any Class of such
         Series); (D) file a Routine Quarterly True-Up Mechanism Advice Letter with the CPUC, substantially in the form attached hereto as Schedule 1;
                                                                                                                         ----------
         and (E) take all reasonable actions and make all reasonable efforts to secure the resulting True-Up Adjustment and to enforce the provisions of the Statute which obligate the CPUC to approve rates at levels sufficient to recover the FTA
         Payments in accordance with the Expected Amortization Schedule.

                                      -3-

                  (iii) In the case of a True-Up Adjustment pursuant to a Routine Quarterly True-Up Mechanism Advice Letter, the
         Servicer shall implement the revised FTA Charges, if any, as of the first calendar day of the next Quarter

          Section 4.  Schedule 1 to Annex II.  Annex II to the Servicing Agreement is further amended by adding to it as Schedule 1
                      ----------------------
         the form of Routine Quarterly True-Up Mechanism Advice Letter attached hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                     SCE FUNDING LLC

                                                     By:          Mary C. Simpson
                                                          -----------------------------------------------
                                                          Name:  Mary C. Simpson
                                                          Title:  Vice President and Treasurer

                                                     SOUTHERN CALIFORNIA EDISON COMPANY

                                                     By:          W. James Scilacci
                                                          -----------------------------------------------
                                                          Name:   W. James Scilacci
                                                          Title:Vice President and Chief Financial
                                                                Officer

 Acknowledged and consented to:

 DEUTSCHE BANK NATIONAL TRUST COMPANY,
 not in its individual capacity but solely as Note Trustee

 By:           Peter Becker
      ---------------------------------------------
      Name:    Peter Becker
      Title:   Vice President

                                      -4-

                                                        SCHEDULE 1 TO ANNEX II
                                                        ----------------------

                                       Form of Routine Quarterly True-Up Mechanism Advice Letter

                                                            ________, 20__

ADVICE ________-E
(U 338-E)

PUBLIC UTILITIES COMMISSION OF THE STATE OF CALIFORNIA
ENERGY DIVISION

SUBJECT:                Quarterly Trust Transfer Amount (TTA) True-Up
                        Mechanism Advice Filing
Pursuant to California Public Utilities Commission (Commission) Decision No. 97-09-056 (D.97-09-056), Ordering Paragraph No. 14,
Southern California Edison Company (SCE), as servicer of the Rate Reduction Bonds (RRBs) and on behalf of SCE Funding LLC, is authorized to apply for adjustments to Trust Transfer Amount (TTA) charges at least 15 days before the end of each calendar quarter, if determined by SCE to be necessary.  (The term "Trust Transfer Amount" is used consistent with Decision No. 98-06-026, dated
June 4, 1998.  However, the term "Fixed Transition Amount Charge (FTAC)" is referenced on SCE's applicable tariffs.  The FTAC is also listed on customers' bills as the Trust Transfer Amount.)

SCE hereby transmits for filing the following changes to its tariff schedules.  The revised tariff sheets are listed on Attachment A and are attached hereto.

PURPOSE
-------

This advice filing increases the TTA charges for the rate schedules for Residential and Small Commercial Customers.  The revised TTA charges will be included in the Rate Components Tables of the applicable rate schedules.  Changes in the TTA charges will be offset by an equal and opposite change in the residually determined Generation rate component.

BACKGROUND
----------

In D.97-09-056, the Commission authorized Edison to file routine True-Up Mechanism Advice Letters on a quarterly basis, if necessary, at least 15 days before the end of a calendar quarter.  Routine Advice Letter filings are those where Edison uses the methodology found reasonable by the Commission in D.97-09-056 to revise existing TTA charges.

Using the methodology approved by the Commission in D.97-09-056, this advice filing modifies the variables used in the TTA charges calculation and provides the resulting modified TTA charges.  Table I shows the revised assumptions for each of the variables used in calculating the new TTA charges for Residential and Small Commercial Customers.  The assumptions underlying the current FTA charges were filed in Advice ____-E, SCE's [Annual or Quarterly] True-Up Mechanism Advice Letter, on ____________, 20__.  Appendix 1
shows the revised payment schedule (see page 1).

----------------------------------------------------------------------------------------------------------------------
                                                       TABLE I
                                            Input Values For TTA Charges
----------------------------------------------------------------------------------------------------------------------
                                                                                       Residential         Small
                                                                                        Customers        Commercial
                                                                                                         Customers
----------------------------------------------------------------------------------- ------------------ ---------------
Monthly kWh sales:
----------------------------------------------------------------------------------- ------------------ ---------------
[June 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[July 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[August 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[September 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[October 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[November 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[December 2001]
----------------------------------------------------------------------------------- ------------------ ---------------
[January 2002]
----------------------------------------------------------------------------------- ------------------ ---------------
[February 2002]
----------------------------------------------------------------------------------- ------------------ ---------------
[March 2002]
----------------------------------------------------------------------------------- ------------------ ---------------
[April 2002]
----------------------------------------------------------------------------------- ------------------ ---------------
[May 2002]
----------------------------------------------------------------------------------- ------------------ ---------------
Percent of residential customers' and small commercial customers' billed amounts expected to be uncollected
----------------------------------------------------------------------------------- ------------------ ---------------
Percent of billed amounts collected in current month
----------------------------------------------------------------------------------- ------------------ ---------------
Percent of billed amounts collected in second month after billing
----------------------------------------------------------------------------------- ------------------ ---------------
Percent of billed amounts collected in third month after billing
----------------------------------------------------------------------------------- ------------------ ---------------
Percent of billed amounts collected in fourth month after billing
----------------------------------------------------------------------------------- ------------------ ---------------
Percent of billed amounts collected in fifth month after billing
----------------------------------------------------------------------------------- ------------------ ---------------
Average rates in effect at June 1996                                                 12.70(cent)/kWh   13.43(cent)/kWh
----------------------------------------------------------------------------------- ------------------ ---------------
                                                                                      For This Series
----------------------------------------------------------------------------------- ------------------ ---------------
Quarterly deposit to Overcollateralization Subaccount
----------------------------------------------------------------------------------- ------------------ ---------------
Quarterly Servicing Fee as percent of RRB outstanding balance                                 0.0625%
----------------------------------------------------------------------------------- ------------------ ---------------
Quarterly trustee and ongoing transaction expenses
----------------------------------------------------------------------------------- ------------------ ---------------
Expected RRB outstanding balance as of __/__/__
----------------------------------------------------------------------------------- ------------------ ---------------
Undercollection of principal to be reflected in the new TTA charges
----------------------------------------------------------------------------------- ------------------ ---------------
Reserve Subaccount balance to be reflected in the new TTA charges
----------------------------------------------------------------------------------- ------------------ ---------------
Difference between Overcollateralization Subaccount balance and Required
Overcollateralization Level to be reflected in the new TTA charges
----------------------------------------------------------------------------------- ------------------ ---------------
Difference between Capital Subaccount balance and Required Capital Level to be reflected in the new TTA charges
----------------------------------------------------------------------------------- ------------------ ---------------

Table II shows the revised TTA charges calculated for Residential and Small Commercial Customers which will become effective on
____________, 20__.  The TTA charge calculations are shown in Appendix 1 (see pages 2 and 3).

                  ---------------------------------------------------------------------------
                                                   TABLE II
                  ---------------------------------------------------------------------------
                       Residential Customer TTA Charge                          (cent)/kWh
                  ------------------------------------------------------ --------------------
                       Small Commercial Customer TTA Charge                     (cent)/kWh
                  ------------------------------------------------------ --------------------

As a result of these revised TTA charges, the Rate Components Tables for the affected rate schedules have been revised and are attached hereto.

EFFECTIVE DATE
--------------

In accordance with D.97-09-056, routine True-Up Mechanism Advice Letters for quarterly TTA charge adjustments shall be filed at least 15 days before the end of a calendar quarter, if necessary, and these adjustments to TTA charges shall be effective at the beginning of the next calendar quarter.  These TTA charges shall be effective ______ 1, 20__, through December 31, 20__, unless they are changed by a quarterly adjustment prior to December 31, 20__.

NOTICE
------

Copies of this advice filing are being furnished to the parties on the attached GO 96A Service List.  In accordance with Public
Utilities Codess.491, notice to the public is hereby given by filing and keeping this advice filing open for public inspection at the SCE's corporate headquarters.

Enclosures